UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           May 31, 2005

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578

(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607

(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 31, 2005, the Corporation announced the planned retirement of Senior Vice President and Chief Financial Officer Janice Henry in 2006.

The Corporation also announced the election of Anne H. Lloyd as the Corporation’s Chief Financial Officer effective June 1, 2005. Ms. Lloyd, age 44, has been Chief Accounting Officer of the Corporation since 1999 and Vice President and Controller of the Corporation since 1998.

The Corporation issued a press release on May 31, 2005 announcing the planned retirement of Ms. Henry and the election of Ms. Lloyd, which is filed as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated May 31, 2005, announcing the planned retirement of Janice Henry in 2006 and the election of Anne H. Lloyd as Chief Financial Officer.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: May 31, 2005	By:	/s/ Janice K. Henry
Janice K. Henry,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 31, 2005, announcing the planned retirement of Ms. Henry and the election of Ms. Lloyd.